SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C.  20549





                             FORM 8-K

                          CURRENT REPORT




                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report   April 12, 1996
                 (Date of earliest event reported)


                        FORD MOTOR COMPANY
        (Exact name of registrant as specified in its charter)


                             Delaware
           (State or other jurisdiction of incorporation)

            1-3950                       38-0549190
   (Commission File Numbe)     (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan             48121
(Address of principal executive offices)          (Zip Code)



  Registrant's telephone number, including area code 313-322-3000


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Item 5.  Other Events.

     As described in a news release dated April 12, 1996, which is filed as Exhibit 20 to this Report and incorporated by reference herein, Ford Motor Company ("Ford") and Mazda Motor Corporation ("Mazda") have agreed, subject to government approvals, to strengthen their relationship and to Ford increasing its ownership interest in Mazda from 25% to 33.4%.
The increase in Ford's ownership of Mazda will be accomplished by Ford purchasing from Mazda newly-issued shares of common stock of Mazda for an aggregate purchase price of approximately $500 million.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.



                             EXHIBITS


Designation             Description                    Method of Filing
- -----------             -----------                    ----------------

Exhibit 20          News release dated              Filed with this Report
                    April 12, 1996




                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    FORD MOTOR COMPANY
                                    (Registrant)


Date:  April 12, 1996                  By:/s/Peter Sherry, Jr.
                                          ---------------------
                                          Peter Sherry, Jr.
                                          Assistant Secretary

                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION                 PAGE
- -----------              -----------                 ----

Exhibit 20            News release dated
                      April 12, 1996




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